Shareholders’ Equity	6 Months Ended
Jun. 30, 2025
Shareholders' Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 4 - SHAREHOLDERS’ EQUITY

A.	On January 13, 2025, we entered into an equity distribution agreement with Maxim Group LLC (“Maxim”) as sales agent (the “Sales Agent”), pursuant to which we may offer and sell Ordinary Shares having an aggregate offering price of up to $13,960 thousand from time to time through the Sales Agent (the “ATM Facility”). The Sales Agent receives commission equal to 2.5% of the gross sales price per Ordinary Share sold pursuant to the terms of the agreement and received customary indemnification and contribution rights. We also agreed to reimburse the Sales Agent for certain specified expenses. As of June 30, 2025, we have sold 2,127,961 Ordinary Shares pursuant to the ATM Facility, having aggregate gross proceeds of $2,851 thousand and aggregate net proceeds of $2,647 thousand.
B.	On May 15, 2025, the Company granted 924,048 restricted share units (“RSUs”) to the Company’s chief executive officer, the chairman of the board of directors and another member of the board of directors. The RSUs granted to the recipients are subject to a vesting schedule, which is connected to the Company receiving U.S. Food and Drug Administration approval for its ProSense system for breast cancer treatment. Following the milestone date in this vesting schedule, one quarter of the RSUs granted shall vest on July 1, 2025, and the rest of the granted RSUs shall vest in a total 3-year period in 12 equal installments at the end of each quarter following the first installment. The total fair value of these RSU grants is $924. As of June 30, 2025, it is not probable that the performance conditions will be achieved. Accordingly, no share-based compensation expenses were recognized with respect to these RSU grants.